UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2019

PARK CITY GROUP, INC.
(Exact name of Registrant as specified in its Charter)

Nevada	001-34941	37-1454128
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

299 South Main Street, Suite 2225, Salt Lake City, UT 84111
(Address of principal executive offices)

(435) 645-2000
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

1.01 Entry into a Material Definitive Agreement

Stand-Alone Revolving Note Amendment

On January 9, 2018, Park City Group, Inc. (the “Company”) and U.S. Bank N.A. (the “Bank”) entered into an amendment (the “Amendment”) to the outstanding Stand-Alone Revolving Note, as amended and restated by the parties on February 12, 2018 (the “Note”), and the accompanying addendum. Pursuant to the Amendment, the parties agreed to (i) extend the maturity date to December 31, 2019; (ii) increase the maximum amount the Company is able to borrow under the Note to $6,000,000; (iii) increase the interest rate to 1.75% per annum plus the greater of zero percent or one-month LIBOR, (iv) convert the Note from a secured instrument to an unsecured instrument; provided, however, that the Company must maintain liquid assets equal to the outstanding balance of the Note, and (v) to add a provision requiring the Company to maintain a Senior Funded Debt to EBITDA Ratio, as such terms are defined in the Amendment, of not more than 2:1.

Master Lease Agreement

On January 9, 2019, the Company also entered into a Master Lease Agreement (the “Lease Agreement”) with the Bank, pursuant to which the parties agreed that the Bank will finance up to an aggregate of $1.0 million of equipment and services related to the Company’s expansion and subsequent relocation of its data center and construction of its new corporate facility, which it will then lease back to the Company. Specific terms related to future purchases shall be set forth in various schedules, which shall be entered into by the parties from time to time, and which shall incorporate the terms of the Lease Agreement.

The foregoing descriptions of the Amendment and Lease Agreement do not purport to be complete, and are qualified in their entirety by reference to the same, attached hereto as Exhibits 10.1 and 10.2, respectively, each of which are incorporated by reference herein.

9.01. Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK CITY GROUP INC.

Date: January 15, 2019	By:	/s/ Todd Mitchell
Todd Mitchell
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Amendment to Note, dated January 9, 2019
10.2	Master Lease Agreement, dated January 9, 2019